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                                                                   EXHIBIT 10.68

                          BUYOUT AND RELEASE AGREEMENT
                                 (JAMUL PROJECT)

      THIS BUYOUT AND RELEASE AGREEMENT is made and entered into this 30th day of January, 2003, by and among Kean Argovitz Resorts-Jamul, L.L.C. ("KAR"), Lakes Kean Argovitz Resorts-California, L.L.C., a Delaware limited liability company (the "Project Company"), Lakes Entertainment, Inc. f/k/a Lakes Gaming, Inc. ("Lakes Entertainment"), and Lakes Jamul, Inc. (hereinafter referred to as "LAJA" and which entity is a wholly owned subsidiary of Lakes Gaming and Resorts, LLC which is a wholly owned subsidiary of Lakes Entertainment).

                                    RECITALS

WHEREAS, KAR (a limited liability company owned by Kevin M. Kean ("Kean") and Jerry A. Argovitz ("Argovitz")) previously entered into a Development Agreement, Management Agreement and related documents dated February 26, 1999 (the "Development Documents") with the Jamul Indian Village (the "Tribe") related to the design, construction and management of an Indian gaming facility on its tribal lands (the "Project");

WHEREAS, pursuant to a letter agreement dated May 7, 1999 (the "Letter Agreement") between KAR and Lakes Entertainment, such parties agreed to form a joint venture to design, construct and manage the Project and in connection therewith executed or caused to be executed each of the documents described below (collectively with the Letter Agreement, the "Joint Venture Documents"):

      (i) LAJA and KAR created and are the sole members of the Project Company pursuant to that certain Operating Agreement dated May 25, 1999 (the "Operating Agreement");

      (ii) Pursuant to that certain Assignment and Assumption Agreement dated May 25, 1999 between LAJA and the Project Company, KAR assigned to the Project Company all of KAR's right, title and interest in and to the Development Documents;

      (iii) Pursuant to that certain Assignment and Assumption Agreement and Consent to Assignment and Assumption dated May 25, 1999, among Lakes Entertainment, LAJA and KAR, Lakes Entertainment assigned to LAJA all of Lakes Entertainment's right, title and interest in and to the Letter Agreement;

      (iv) Pursuant to that certain Management Agreement dated May 25, 1999 between LAJA and the Project Company (the "LAJA Management Agreement"), the parties agreed that LAJA would provide certain management services on behalf of the Project Company with respect to the Project;

      (v) Pursuant to the Letter Agreement and the Operating Agreement, LAJA has


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            extended certain loans to the Project Company referred to as the
            "Development Loan" and "Equity Advance" which are evidenced by a certain Promissory Note dated May 25, 1999 made payable by the Project Company to LAJA in (the "Project Company Note"), which Note is secured by that certain Security Agreement dated May 25, 1999 executed by the Project Company in favor of LAJA, pursuant to which the Project Company granted LAJA a security interest in all of its assets; such Note is also sometimes referred to as the "Interim Promissory Note"; and

      (vi) LAJA extended a $970,000 loan to KAR the repayment of which is evidenced by certain Promissory Note dated May 25, 1999 made payable by KAR to LAJA in the original principal amount of $970,000 (the "KAR Note"), which Note is secured by that certain Pledge Agreement dated May 25, 1999 executed by KAR in favor of LAJA (the "KAR Pledge Agreement") pursuant to which KAR granted LAJA a security interest in all of KAR's membership interest and related rights in and to the Project Company;

WHEREAS, to achieve regulatory approvals in a timely manner for the Amended Management Agreement and related documents and agreements, if necessary, related to the Project from the National Indian Gaming Commission (the "NIGC") and other applicable regulatory authorities (the "Regulatory Approvals"), KAR has agreed to enter into this Agreement;

WHEREAS, KAR believes that its execution of this Agreement is in the best interest of the Tribe to preserve and protect the Project, from which all tribal members should benefit, and in order to move the Projects forward in a timely manner without delay, the parties hereto desire to enter into this Agreement; and

WHEREAS, Kean and Argovitz entered into a Settlement Agreement dated October 22, 2002 that resolved the disputes and litigation between them in order to minimize the costs of litigation and the risk of economic loss to each of them individually and to KAR (the "Argovitz Settlement Agreement");

WHEREAS, Lakes Entertainment and LAJA, to the best of their knowledge and based upon conversations with staff of the NIGC, believe this Agreement will be acceptable to the NIGC and the NIGC will take no affirmative action to nullify or otherwise disrupt this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:


1. BUYOUT. For and in consideration of $1.00, KAR hereby absolutely sells and conveys to LAJA all of KAR right, title and interest in the Project Company and each of the Joint Venture Documents (the "Transferred Rights"). To induce and in consideration for each of KAR, the Project Company, Lakes Entertainment and LAJA executing this Agreement, the Project Company, LAJA and Lakes Entertainment will contemporaneously with the execution of this




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Agreement be entering into separate agreements with Argovitz to provide him certain rights of repurchase in and to the Project Company or in lieu thereof, the payment of certain sale proceeds, and with Kean to, among other things, provide certain loans, each as more specifically set forth therein (collectively, the "Kean-Argovitz Agreements"). In addition KAR acknowledges, agrees and consents that LAJA intends to cause the Development Documents to be transferred from the Project Company to LAJA and upon the effective date of such transfer, LAJA shall be deemed to be the "Project Company" for all purposes of this Agreement and shall be deemed to have succeeded to and assumed all of the Project Company's rights and obligations hereunder.

2. KAR NOTE. LAJA hereby agrees to release KAR from its obligations under the KAR Note and KAR Security Agreement (but is not otherwise satisfying or canceling such obligations), which obligations may upon certain events be wholly or partially assumed by Kean and/or Argovitz as more specifically provided under their separate Kean-Argovitz Agreements. As of September 30, 2002, the parties acknowledge that the outstanding principal and interest balances of the KAR Note was $970,000 and $250,356respectively and that no payments have been made on such Note since September 30, 2002.

3. RELEASE. KAR hereby releases the Project Company, Lakes Entertainment, Lakes Resorts, LAJA, all of their subsidiaries, and each of their directors, officers, shareholders, employees, agents and attorneys (collectively, the "Lakes Related Parties"), and the Lakes Related Parties hereby release KAR from any claims or potential claims they have or may have against each other concerning the Project, the Project Company, the Joint Venture Documents or any of the Development Documents for acts or omissions occurring on or prior to the effective date of this Agreement, but specifically excluding any claims arising from any misrepresentation, act or omission or failure to perform any obligation under this Agreement and any claims under Section 4 hereof.

4. INDEMNIFICATION. KAR agrees to indemnify and hold harmless each of the Lakes Related Parties from any and all loss, costs and expenses (including, without limitation, all legal fees and costs) resulting from any misrepresentation of KAR under this Agreement and any claims or potential claims from third parties based on any prior dealings between such third parties and any of KAR, Kean or Argovitz concerning the Project, the Project Company and the subject matter of the Development Documents provided that the Project Company shall remain responsible to perform its express obligations set forth in the Development Documents. Each of the Lakes Related Parties agrees to indemnify and hold harmless KAR from any and all loss, costs and expenses (including, without limitation, all legal fees and costs) resulting from any misrepresentation made by Lakes Entertainment or LAJA under this Agreement and any claims or potential claims from third parties (excluding the rights and obligations set forth in the Management Agreement dated February 26, 1999 with the Tribe and any agreement expressly referred to therein) based on any prior dealings between such third parties and any of the Lakes Related Parties concerning the Project, the Project Company and the subject matter of the Development Documents which were not permitted dealings thereunder or under the Joint Venture Documents.



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5.    NONCOMPETE/CONFIDENTIALITY. KAR agrees that (a) it shall and shall cause each of its officers, directors, shareholders, equity owners, family members of any of the foregoing and any entity in which it or any of the foregoing persons shall directly or indirectly own equity interests (collectively, the "Noncompete Parties"), to comply with each of the noncompetition and confidentiality provisions set forth in the Development Documents to the same extent as if any of such Noncompete Parties was the Project Company thereunder, each of which provisions are hereby incorporated by reference, and (b) in addition to the foregoing, that it shall not and shall cause each of the other Noncompete Parties to not directly or indirectly solicit or enter into any consulting, brokerage, management, financing or other similar agreement with any Indian tribe with respect to its gaming enterprise or with any party seeking such an agreement with such an Indian tribe or other gaming enterprise, related to a gaming enterprise located or to be located (i) within any area south of the city limits of Escondido, California, and/or (ii) within a fifty (50) mile radius of each of the Jamul Tribe's gaming enterprise. The Project Company acknowledges and agrees that neither Argovitz nor Kean have the ability to control what the other individual may do in the future.

6. REPRESENTATIONS AND WARRANTIES. KAR to the best of its knowledge hereby represents and warrants that (a) KAR has transferred to the Project Company all rights and assets held by KAR with respect to the Project, the Original Development Documents and the Development Documents, (b) except for the Joint Venture Documents, the Development Agreement and Management Agreement entered into with the Tribe and any agreement expressly referred to therein and any agreements referenced on Schedule 6(c) hereof, KAR has not entered into any agreements or understandings with any party with respect to the Project, (c) KAR has not taken any act or failed to take any act that would cause a default or breach by the Project Company of its obligations under the Development Documents, except those acts referenced on Schedule 6(c) hereof, (d) KAR has not directly or indirectly assigned, conveyed, pledged or otherwise transferred to any party any interest or rights in the Project, the Project Company or any revenues or profits to be derived therefrom except for the KAR Pledge Agreement, and (e) KAR has the full legal right and authority to execute, deliver and perform this Agreement and the consent, authority or signature of no other party is required in connection therewith.

7. FURTHER ASSURANCES. Each of the parties hereto agree to execute such additional documents and agreements as are necessary to effectuate the intents and purposes of this Agreement.

8. GOVERNING LAW. This Agreement will be governed by and interpreted in accordance with Delaware law.

9. DISPUTE RESOLUTION/ARBITRATION. In connection with any dispute hereunder, the parties agree to negotiate in good faith for up to twenty days. If they are unable to resolve the dispute in such period, then either party may demand and such dispute shall be submitted to and resolve by binding arbitration in accordance with the following terms:

            (a) Governing Rules. Any arbitration proceeding will (i) proceed in a location in Minneapolis Minnesota selected by the American Arbitration Association ("AAA");



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      (ii) be governed by the Federal Arbitration Act (Title 9 of the United
      States Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (iii) be conducted by the AAA, or such other administrator as the parties shall mutually agree upon, in accordance with the AAA's commercial dispute resolution procedures. Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any dispute. The arbitration requirement does not limit the right of any party to obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver or the exercise of any foreclosure or self-help remedies, before during or after the pendency of any arbitration proceeding.

            (b) Arbitrator Powers. The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim. In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication. The arbitrator may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award. The arbitrator shall also have the power to award recovery of all costs and fees, to impose sanctions and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Minnesota Rules of Civil Procedure or other applicable law. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

            (c) Miscellaneous. The arbitrator shall award all costs and expenses of the arbitration proceeding.To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation. If more than one agreement for arbitration by or between the parties potentially applies to a dispute, the arbitration provision most directly related to the documents between the parties or the subject matter of the dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the documents or any relationship between the parties.

10. ADVERSE NIGC ACTION. The parties acknowledge and agree that an important purpose of this Agreement is to allow LAJA and the Project Company to become immediately licensed by the NIGC and to immediately allow the Project to move forward. Should the NIGC take any action to nullify or otherwise disrupt this Agreement, then the parties shall immediately meet and negotiate in good faith to agree to such modifications as may be necessary to obtain NIGC




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approval hereof while still maintaining the intents and purposes of this
Agreement, with any disputes related thereto resolved by arbitration under
Section 9 above.

11. MISCELLANEOUS. Time is of the essence in the performance of this Agreement. This Agreement and the Joint Venture Documents embody the entire agreement and understanding between the parties with respect to the subject matter hereof and thereof. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that KAR may not assign its rights or obligations hereunder without the prior written consent of LAJA. This Agreement may be executed in any number of counterparts and by facsimile, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart, provided that this Agreement shall not become effective until all parties have executed the same.

12. ACKNOWLEDGMENT OF EUGENE J. KEAN. By signing below, Eugene J. Kean joins in this Agreement for the sole purposes of acknowledging and agreeing that he either has no membership or other interest in KAR or consents and agrees to the terms of Section 1 hereof including the transfer to LAJA of KAR's rights and interests in the Project Company, and further that he shall have no further rights, interests or claims against any of the Lakes Related Parties under this Agreement or any of the Kean-Argovitz Agreements or otherwise in any manner with respect to the Project, the Project Company, KAR, the Development Documents or any other document or agreement.

         [The remainder of this page has been intentionally left blank]



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IN WITNESS WHEREOF, the parties have executed this agreement as of the date and year first above written.

KEAN ARGOVITZ RESORTS-JAMUL, L.L.C.


By:  /s/ Kevin M. Kean
---------------------------------------
Name: Kevin M. Kean
Its: Manager and Member

And

By: /s/ Jerry A. Argovitz
---------------------------------------
Name:  Jerry A. Argovitz
Its Manager and Member


LAKES KEAN ARGOVITZ RESORTS-CALIFORNIA, L.L.C.
By: Kean Argovitz Resorts-Jamul, L.L.C.
Its: Member

         By: /s/ Jerry A. Argovitz
         ------------------------------
         Name:  Jerry A. Argovitz
         Its: Manager and Member

         and

         By: /s/ Kevin M. Kean
         ------------------------------
         Name:  Kevin M. Kean
         Its: Manager and Member

LAKES ENTERTAINMENT, INC.

By: /s/ Timothy J. Cope
---------------------------------------
Timothy J. Cope
Its: Chief Financial Officer


        [SIGNATURE PAGE TO BUYOUT AND RELEASE AGREEMENT - JAMUL PROJECT]

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LAKES JAMUL, INC.

By: /s/ Timothy J. Cope
---------------------------------------
Timothy J. Cope
Its: Chief Financial Officer



For purposes of agreeing to the terms of Section 12 above:


  /s/ Eugene J. Kean
---------------------------------------
EUGENE J. KEAN


        [SIGNATURE PAGE TO BUYOUT AND RELEASE AGREEMENT - JAMUL PROJECT]